UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 16, 2024
NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Nelnet, Inc. (the "Company") held its 2024 annual meeting of shareholders on May 16, 2024. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:
Proposal 1: Election of Directors. Our shareholders elected the following three Class I directors to hold office until the 2027 annual meeting of shareholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Preeta D. Bansal	127,440,567	161,831	600,920	1,228,344
Michael S. Dunlap	124,582,343	3,614,064	6,911	1,228,344
Jona M. Van Deun	123,435,352	4,166,610	601,356	1,228,344

Proposal 2: Ratification of the appointment of KPMG LLP. Our shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
129,298,496	96,570	36,596	—

Proposal 3: Advisory vote on executive compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers as disclosed in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Votes
127,827,846	328,323	47,149	1,228,344

Proposal 4: Approval of an amended and restated Restricted Stock Plan. Our shareholders approved amendments to and a restatement of the Restricted Stock Plan (the "Plan") to (i) increase the number of shares of the Company's Class A common stock that may be issued under the Plan from a total of 4,000,000 shares to a total of 6,000,000 shares, (ii) remove the term of the Plan, and (iii) make certain other technical and administrative amendments to the Plan.

For	Against	Abstain	Broker Non-Votes
125,737,674	182,701	2,282,943	1,228,344
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Nelnet, Inc. Restricted Stock Plan, as amended and restated through May 16, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NELNET, INC.
Date: May 21, 2024                By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer